Exhibit 10.9

[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Dated _________23_________ December 2021

AMENDMENT TO TERM LOAN FACILITY

RIVIERA NEW BUILD, LLC

as Borrower

and

NCL CORPORATION LTD.

as Guarantor

and

OCEANIA CRUISES S. DE R.L.

as Charterer

and Shareholder

and

NORWEGIAN CRUISE LINE HOLDINGS LTD.

as the Holding

and

The Banks and Financial Institutions

LISTED IN SCHEDULE 1

as Lenders

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

SOCIÉTÉ GÉNÉRALE

as Mandated Lead Arrangers

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Agent

and SACE Agent

SUPPLEMENTAL AGREEMENT

relating to a facility agreement originally dated 18 July 2008 (as amended by a supplemental agreement dated 25 October 2010, as further amended by a side letter dated 29 March 2012, as further amended and restated by an amendment and restatement agreement dated 31 October 2014, as amended by a framework agreement dated 31 January 2018, as further amended by a supplemental agreement dated 4 June 2020 and as further amended and restated by an amendment and restatement agreement dated 17 February 2021) in respect of the part financing of the passenger cruise ship m.v. "RIVIERA"

Index

ClausePage

1 Definitions and Interpretation2

2 Conditions Precedent3

3 Representations4

4 Amendments to Facility Agreement and other Finance Documents4

5 Further Assurance16

6 Costs, Expenses and Fees16

7 Notices16

8 Counterparts16

9 Signing Electronically16

10 Governing Law17

11 Enforcement17

Schedules

Schedule 1 Lenders and Commitments19

Schedule 2 Conditions Precedent20

Schedule 3 Form of Effective Date Certificate22

Execution

Execution Pages

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THIS AGREEMENT is made on 23 December 2021

Parties
(1)	RIVIERA NEW BUILD, LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered address is at c/o The Trust Company of the Marshall Islands Inc., Trust Company Complex, Ajeltake Island, Ajeltake Road, Majuro MH 96960, Republic of the Marshall Islands as borrower (the "Borrower")
(2)	NCL CORPORATION LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda (the "Guarantor")
(3)	NORWEGIAN CRUISE LINE HOLDINGS LTD., a company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda (the "Holding")
(4)	OCEANIA CRUISES S. DE R.L., a Panamanian sociedad de responsabilidad limitada domiciled in Panama whose resident agent is at Arifa Building, West Boulevard, Santa Maria Business District, Panama, Republic of Panama and registered at the Mercantile Section of the Panama Public Registry at Microjacket No. 423671, Document 396130 since 3 October 2002 (the "Charterer" and "Shareholder")
(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (Lenders and Commitments) as lenders (the "Lenders")
(6)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France and SOCIÉTÉ GÉNÉRALE a French société anonyme having its registered office located at 29 Boulevard Haussmann, 75009 Paris under number Siren 552 120 222 at the Registre du Commerce et des Sociétés of Paris, France as mandated lead arrangers (the "Mandated Lead Arrangers")
(7)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France as agent and SACE agent (the "Agent" and the "SACE Agent")
Background
(A)	By the Original Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) the Dollar Equivalent of up to EUR 349,520,718.00 for the purpose of assisting the Borrower in financing, subject to exchange rate fluctuations, up to 80% of the Final Contract Price and 100% of the instalment of the relevant SACE Premium which was paid on the Drawdown Date.
(B)	Due to the unprecedented and extraordinary impacts of the Covid-19 pandemic on the cruise sector and cruise operators, the Original Facility Agreement was amended pursuant to an amendment agreement dated 4 June 2020, and further amended and restated pursuant to an amendment and restatement agreement dated 17 February 2021, pursuant to which the

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parties agreed to, amongst other things, the deferral of repayments of principal under the Original Facility Agreement (as further defined below, the "Facility Agreement").
(C)	The Parties have agreed to amend and supplement the Facility Agreement as set out in this Agreement for the purposes of, inter alia, amending certain financial covenants and certain other provisions under the Facility Agreement.
Operative Provisions
1	Definitions and Interpretation
1.1	Definitions

In this Agreement:

"Amended Facility Agreement" means the Facility Agreement as amended and supplemented by this Agreement.
"Approved Projects List" means the approved projects list provided by the Guarantor and accepted by the Agent prior to the December 2021 Effective Date.
"December 2021 Fee Letters" means any letter between the Agent (or the SACE Agent, as applicable) and any Obligor which sets out the fees payable in connection with the arrangements contemplated by this Agreement.
"December 2021 Finance Documents" means this Agreement and each December 2021 Fee Letter.
"Effective Date" means the date on which the Agent notifies the Borrower, the other Creditor Parties and SACE as to the satisfaction of the conditions precedent as provided in Clause 2.1 (Conditions Precedent).
"Facility Agreement" means the Original Facility Agreement, as amended from time to time, including pursuant to the 2020 Amendment Agreement, and as further amended and restated by the 2021 Amendment and Restatement Agreement.
"Obligors" means the Borrower, the Guarantor, the Holding, the Charterer and the Shareholder.
"Original Facility Agreement" means the facility agreement dated 18 July 2008 and made among (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arrangers and (iv) the Agent and the SACE Agent, as amended by a supplemental agreement dated 25 October 2010, as further amended by a side letter dated 29 March 2012, as further amended and restated by an amendment and restatement agreement dated 31 October 2014, as further amended by a framework agreement dated 31 January 2018.
"Party" means a party to this Agreement.

"SACE" means SACE S.p.A., an Italian joint stock company (società per azioni) with a sole shareholder, whose registered office is located at Piazza Poli 37/42, 00187 Rome, Italy and registered with the Companies Registry of Rome under number 05804521002.

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1.2	Defined expressions

Defined expressions in the Facility Agreement and, with effect from the Effective Date, the Amended Facility Agreement, shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (Construction of certain terms) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Agent designate this Agreement as a Finance Document.

1.5	Third party rights
(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or enjoy the benefit of any term of this Agreement other than SACE, who may enforce or enjoy the benefit of and rely on the provisions of this Agreement and the Amended Facility Agreement subject to the provisions of the Third Parties Act.
(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party (other than SACE) is not required to rescind or vary this Agreement at any time.
(c)	For the avoidance of doubt and in accordance with clause 33.4 (Third party rights) of the Facility Agreement, nothing in this Clause 1.5 (Third party rights) shall limit or prejudice the exercise by SACE of its rights under this Agreement or the Finance Documents in the event that such rights are subrogated or assigned to it pursuant to the terms of the SACE Insurance Policy.
2	Conditions Precedent
2.1	The Effective Date cannot occur unless:
(a)	the Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent;
(b)	save as disclosed in writing to the Agent and SACE prior to the date of this Agreement, the representations and warranties contained in Clause 3 (Representations) are true and correct on, and as of, each such time as if each was made with respect to the facts and circumstances existing at such time;
(c)	save as disclosed in writing to the Agent and SACE prior to the date of this Agreement, no Event of Default, event or circumstance specified in clause 18 (Events of Default) of the Facility Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default, event resulting in mandatory prepayment of the Loan pursuant to clause 16.3 (Mandatory prepayment) of the Facility Agreement or Deferral Prepayment Event shall have occurred and be continuing or would result from the amendment of the Facility Agreement pursuant to this Agreement; and

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(d)	the Agent is satisfied that the Effective Date can occur and has not provided any instructions to the contrary informing the Parties that the Effective Date cannot occur.
2.2	Upon fulfilment or waiver of the conditions set out in Clause 2.1 above, the Agent shall provide the Borrower and the Creditor Parties and SACE with a copy of the executed certificate in the form set out in Schedule 3 (Form of Effective Date Certificate) confirming that the Effective Date has occurred and such certificate shall be binding on all Parties.
2.3	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent provides the certificate described in Clause 2.2 above, the Creditor Parties authorise (but do not require) the Agent to execute and provide such certificate. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such certificate.
3	Representations
3.1	Facility Agreement representations

On the date of this Agreement and on the Effective Date, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 12 (Representations and warranties) of the Amended Facility Agreement and updated with appropriate modifications to refer to the December 2021 Finance Documents.

3.2	Finance Document representations

On the date of this Agreement and on the Effective Date, each Obligor (save for the Holding) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing.

4	Amendments to Facility Agreement and other Finance Documents
4.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	In clause 1.1 (Definitions), the following definitions shall be added in alphabetical order:
(i)	"Approved Project" means any of the projects identified in the Approved Projects List.
(ii)	"Approved Projects List" means the approved projects list provided by the Guarantor and accepted by the Agent prior to the December 2021 Effective Date.
(iii)	"December 2021 Amendment Agreement" means the amendment to this Agreement dated 23 December 2021 between, amongst others, the Borrower, the Agent and the SACE Agent.
(iv)	"December 2021 Effective Date" has the meaning given to the term Effective Date in the December 2021 Amendment Agreement.

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(v)	"December 2021 Fee Letters" means any letter between the Agent (or the SACE Agent, as applicable) and any Obligor which sets out the fees payable in connection with the arrangements contemplated by the December 2021 Amendment Agreement.
(vi)	"Delivered Vessel Facilities" means, together, Marina Facility Agreement, Seven Seas Explorer Facility Agreement, Seven Seas Splendor Facility Agreement and this Agreement (as further amended, restated and supplemented from time to time).
(vii)	"Marina Facility Agreement" means, in respect of m.v. MARINA, a facility agreement originally dated 18 July 2008 (as amended by a supplemental agreement dated 25 October 2010, as further amended and restated by an amendment and restatement agreement dated 31 October 2014, as amended by a supplemental agreement dated 4 June 2020 and as further amended and restated by an amendment and restatement agreement dated 17 February 2021), as further amended, restated and supplemented from time to time.
(viii)	"Reinstatement Date" means:
(A)	in relation to this Agreement (as further amended, restated and supplemented from time to time), 27 October 2026;
(B)	in relation to the Marina Facility Agreement, 19 January 2027;
(C)	in relation to the Seven Seas Explorer Facility Agreement, 31 December 2026; and
(D)	in relation to the Seven Seas Splendor Facility Agreement, 29 January 2027
(ix)	"Reinstatement Event" means the final Reinstatement Date or any date when all Deferral Tranches under the Delivered Vessel Facilities (as defined therein) are repaid or prepaid in full.
(x)	"Seven Seas Explorer Facility Agreement" means, in respect of m.v. SEVEN SEAS EXPLORER, a facility agreement originally dated 31 July 2013 (as amended and restated by an amendment and restatement agreement dated 31 October 2014, as amended by a supplemental agreement dated 4 June 2020 and as further amended and restated pursuant to an amendment and restatement agreement dated 17 February 2021), as further amended, restated and supplemented from time to time.
(xi)	"Seven Seas Splendor Facility Agreement" means, in respect of m.v. SEVEN SEAS SPLENDOR, a facility agreement originally dated 30 March 2016 (as amended by a supplemental agreement dated 4 June 2020 and as further amended and restated pursuant to an amendment and restatement agreement dated 17 February 2021), as further amended, restated and supplemented from time to time.
(xii)	"Term and Revolving Credit Facilities" means the facilities granted pursuant to the credit agreement originally dated 24 May 2013 (as amended and restated from time to time) between, inter alios, the Guarantor and Voyager Vessel Company, LLC as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.
(b)	In clause 1.1 (Definitions), the definition of "2021 Deferral Effective Date" and all references to such term in the Finance Documents shall be deleted and replaced as follows:

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"February 2021 Effective Date" has the meaning given to the term Effective Date in the 2021 Amendment and Restatement Agreement.

(c)	In clause 6.11 (Replacement of Screen Rate), sub-clause (c) shall be deleted and replaced as follows:
"(c)	If, as at 30 September 2022, this Agreement provides that the rate of interest for the Loan in Dollars is to be determined by reference to the Screen Rate for LIBOR:
(i)	a Screen Rate Replacement Event shall be deemed to have occurred on that date in relation to the Screen Rate for Dollars; and
(ii)

the Agent (acting on the instructions of the Majority Lenders) and the Obligors shall enter into negotiations in good faith with a view to agreeing the use of a Replacement Benchmark in relation to Dollars in place of that Screen Rate from and including a date no later than 30 November 2022, unless the Borrower and the Agent (acting on the instructions of the Majority Lenders) agree to defer the date of the negotiations required under this sub-paragraph (ii) together with the date for the use of such a Replacement Benchmark, in which case such dates shall be those so agreed."

(d)	Clause 13.31 (Most favoured nations), sub-clauses (b) and (c) shall be deleted and replaced as follows:
"(b)

The Borrower undertakes that if at any time after the date of this Agreement and until the occurrence of a Reinstatement Event, it or any other member of the Group is required to grant additional security in relation to a financial contract or financial document relating to any existing Financial Indebtedness:

(i)

with the support of any export credit agency (excluding any extensions, increases or changes to the terms and conditions thereof), such security shall be granted on a pari passu basis to the Lenders (and the Security Trustee agrees to enter and/or procure the entry by the relevant Creditor Parties into such intercreditor documentation to reflect such pari passu ranking (in form and substance reasonably satisfactory to the Creditor Parties) as may be required in connection with such arrangements); or

(ii)

without the support of any export credit agency (excluding any extensions, increases or changes to the terms and conditions thereof), such security shall (without prejudice to any of the Obligors'' other obligations under the Finance Documents), subject to the provisions of clause 11.11 (Negative pledge) of the Guarantee and Clause 13.7 (Negative pledge), be permitted provided that it shall not have an adverse effect on any Security Interests or other rights granted to the Secured Parties under the Finance Documents.

(c)

Until the occurrence of a Reinstatement Event, in respect of any new Financial Indebtedness (other than Permitted Financial Indebtedness), or any extensions, increases or changes to the terms and conditions of any existing Financial Indebtedness, in each case with or which has the support of any export credit agency, the Borrower shall enter into good faith negotiations with the Security Trustee to grant additional security for the purpose of further securing the Loan, provided that any

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failure to reach agreement under this paragraph (c) following such good faith negotiations shall not constitute an Event of Default."

(e)	Clause 13.30 (New capital raises or financing) shall be deleted and replaced as follows:
"13.30	New capital raises or financing
(a)	Save as provided below:
(i)	no new debt shall be raised and no new Financial Indebtedness shall be incurred by the Group (including, for the avoidance of doubt, inter-company loans);
(ii)	no non-arm's length disposals of any asset relating to the Group fleet shall be made; and
(iii)

no additional Security Interests securing existing Financial Indebtedness will be created or permitted to subsist by any Obligor (unless the Lenders benefit from this new security on a pari passu basis), during the period up to and including the 2021 Deferral Final Repayment Date.

(b)	The restrictions in paragraph (a) of this Clause 13.30 (New capital raises or financing) above shall not apply in relation to:
(i)

any refinancing of any bond issuance of, or loan entered into by, the Group (A) which matures during such period or (B) where not maturing during such period, shall be on terms resulting, when taken as a whole, in an improvement of the ability of the Obligors to meet their obligations under the Finance Documents, which terms include any of the following: an extension of the repayment terms; or a decrease in the interest rate; or the conversion of such Financial Indebtedness from secured to unsecured or first to second priority;

(ii)	any debt provided prior to 31 December 2022 to provide the Group with crisis and/or recovery related funding in respect of the impact of the Covid-19 pandemic;
(iii)	any debt being raised on or after 31 December 2022 to support the Group with the impact of the Covid-19 pandemic made with the prior written consent of SACE;
(iv)

any debt being raised to finance any instalment of a cruise vessel already contracted for or contracted for during such period or any refurbishment, maintenance, upgrade or lengthening of a cruise ship during such period (including without limitation any costs incurred by the owner of a cruise ship in connection therewith);

(v)

any debt being raised to finance capital expenditure for projects which are already contracted for but in respect of which committed financing has not yet been obtained, and which, in each case has been (or will be) listed in the Information Package submitted to the Agent prior to the February 2021 Effective Date;

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(vi)	any extension or renewal of revolving credit facilities, and made with the prior written consent of SACE if any additional security is to be granted;
(vii)	any new debt otherwise agreed by SACE; or
(viii)	any inter-company loan or operating arrangement which from an accounting perspective has the effect of an intercompany loan (an "intercompany arrangement") which:
(A)	is existing as at the date of the 2021 Amendment and Restatement Agreement;
(B)	is made among any Group members or any Group member with the Holding provided that:
(1)	any inter-company arrangement is made solely for the purpose of regulatory or Tax purposes carried out in the ordinary course of business and on an arm's length basis; and
(2)

the aggregate principal amount of any inter-company arrangements outstanding pursuant to this paragraph (b)(viii)(B) of Clause 13.30 (New capital raises or financing) does not exceed [*] Dollars ($[*]) at any time; or

(C)	has been approved with the prior written consent of SACE;
(ix)	any Permitted Security Interest;
(x)	any Security Interest otherwise approved with the prior written consent of SACE;
(xi)	any Financial Indebtedness incurred in the ordinary course of business which in the aggregate does not exceed USD [*] during any twelve-month period, it being provided that:
(A)	prior to 31 December 2022, this amount shall be increased to USD [*] for any Financial Indebtedness incurred to finance capital expenditure for Approved Projects; and
(B)

if any part of such Financial Indebtedness allocated prior to 31 December 2022 to an Approved Project remains unused throughout the twelve-month period of year 2022, the surplus may be carried over to increase the relevant Financial Indebtedness throughout the twelve-month period of year 2023 for that Approved Project only;

(xii)

without prejudice to Clause 13.10 (Mergers) and clause 11.13 (No merger etc.) of the Guarantee, the issuance of shares or limited liability company interests, as applicable, by any Group member to another Group member; and

(xiii)	any extension, renewal, replacement or upsizing in respect of the Term and Revolving Credit Facilities (including the granting of additional Security Interests),

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and, for the avoidance of doubt, no debt or equity issuance shall be raised in respect of any form of merger, sub-division, amalgamation, restructuring, consolidation, winding-up, dissolution or anything analogous thereto or acquisition of any entity, shares or limited liability company interests or obligations of any corporation or other entity."

(f)	Clause 16.4 (Breach of new covenants or the Principles), sub-clause (b) shall be deleted and replaced as follows:
"(b)	Save as permitted by Clause 13.30 (New capital raises or financing), if at any time after the February 2021 Effective Date and until the occurrence of a Reinstatement Event:

(i)the Guarantor or any other Group member enters into any financial contract or financial document relating to any Financial Indebtedness and which contains any debt deferral or covenant waivers of existing debt, or the raising of any new debt intended to reimburse existing debt that benefits from additional security or more favourable terms than those available to the Lenders (unless they are granted to the Lenders on a pari passu basis):

(A)

the requirement to comply with the covenant granted pursuant to Clause 14 (Security Value Maintenance) and the financial covenants set out in paragraphs (b) and (c) of clause 11.15 (Financial covenants) of the Guarantee which was otherwise suspended until 31 December 2022 shall be reinstated;

(B)	the Deferral Commitments and the availability of the Deferral Tranches will be immediately cancelled; and
(C)

all or part of the Deferral Tranches, together with accrued interest, deferred costs pursuant to Clause 6.4 (Deferred Costs) and all other amounts accrued or outstanding under this Agreement in connection with the Deferral Tranches will be immediately due and payable, (including, for the avoidance of doubt, any breakage costs pursuant to Clause 20.2 (Breakage costs)), it being provided that such covenants in sub-paragraph (A) above shall not be reinstated and such provisions in sub-paragraphs (B) and (C) above shall not be triggered in case of such financial contract or financial document relating to the Term and Revolving Credit Facilities;

(ii)

the Guarantor or any other Group member makes a prepayment (save for any mandatory prepayment necessary to avoid an event of default (however defined)) of any Financial Indebtedness (unless this is done on a pari passu basis with the obligations owed to the Lenders hereunder):

(A)

the requirement to comply with the covenant granted pursuant to Clause 14 (Security Value Maintenance) and the financial covenants set out in paragraphs (b) and (c) of clause 11.15 (Financial Covenants) of the Guarantee which was otherwise suspended until 31 December 2022 shall be reinstated; and

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(B)	the Agent shall be entitled (acting on the instructions of the Lenders) to:
(1)	cancel the Deferral Commitments and the availability of the Deferral Tranches whereupon they shall immediately be cancelled; and
(2)

declare that all or part of the Deferral Tranches, together with accrued interest, deferred costs pursuant to Clause 6.4 (Deferred Costs) and all other amounts accrued or outstanding under this Agreement in connection with the Deferral Tranches will be immediately due and payable (including, for the avoidance of doubt, any breakage costs pursuant to Clause 20.2 (Breakage costs)), it being provided that such covenants in sub-paragraph (A) above shall not be reinstated and such provision in sub-paragraph (B) above shall not be triggered in case of a prepayment relating to the revolving tranche of the Term and Revolving Credit Facilities within the ordinary course of business."

and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly.

4.2	Specific Amendments to Guarantee

With effect on and from the Effective Date, the Guarantee shall be, and shall be deemed by this Agreement to be amended as follows:

(a)	Clause 11.15 (Financial Covenants) shall be deleted and replaced as follows:

"11.15 Financial Covenants

(a)

The Guarantor will not permit the Free Liquidity to be less than fifty million Dollars ($50,000,000) at any time, save that until 30 September 2025, this amount shall be increased to two hundred million Dollars ($200,000,000).

(b)

The Guarantor will not permit the ratio of Total Net Funded Debt to Total Capitalization to be greater than 0.70:1.00 at any time, save that from 1 January 2023 until 30 September 2025, this ratio shall be computed in accordance with the table below.

(c)

The Guarantor will not permit the ratio of Consolidated EBITDA to Consolidated Debt Service for the Group at the end of any fiscal quarter, computed for the period of the four consecutive fiscal quarters ending as at the end of the relevant fiscal quarter, to be less than 1.25:1.00 unless the Free Liquidity of the Group at all times during such period of four consecutive fiscal quarters ending as at the end of such fiscal quarter was equal to or greater than one hundred million Dollars ($100,000,000), save that from 1 January 2023 until 30 September 2025, this amount shall be increased to two hundred million Dollars ($200,000,000)."

1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025 and thereafter

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Total Net Funded Debt to Total Capitalization =<	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

(b)	Clause 11.16 (Financial definitions) shall be amended by deleting the definition of "Total Capitalization" and replacing it as follows:

"Total Capitalization" means, at any date of determination, the Total Net Funded Debt plus the consolidated stockholders' equity of the Group at such date determined in accordance with GAAP and derived from the then latest accounts delivered under Clause 11.3 (Provision of financial statements); provided it is understood that the effect of any impairment of intangible assets and, in relation to exchangeable or convertible notes or other debt instruments containing similar equity mechanisms, any non-cash loss, charge or expense shall be added back to stockholders' equity.

(c)	Clause 11.17 (Negative Undertakings) shall be amended by deleting in sub-clause (b) the wording "Subject to the restrictions set out in paragraph (b) of Clause 11.19 (New capital raises or financing)", and replacing it with "Save as permitted by paragraph (b) of Clause 11.19 (New capital raises or financing)".
(d)	In Clause 11.18 (Most favoured nations), sub-clauses (b) and (c) shall be deleted and replaced as follows:
"(b)

The Guarantor undertakes that if at any time after the date of this Guarantee and until the occurrence of a Reinstatement Event, it or any other member of the Group is required to grant additional security in relation to a financial contract or financial document relating to any existing Financial Indebtedness:

(i)

with the support of any export credit agency (excluding any extensions, increases or changes to the terms and conditions thereof), such security shall be granted on a pari passu basis to the Lenders (and the Agent agrees to enter and/or procure the entry by the relevant Creditor Parties into such intercreditor documentation to reflect such pari passu ranking (in form and substance reasonably satisfactory to the Creditor Parties) as may be required in connection with such arrangements); or

(ii)

without the support of any export credit agency (excluding any extensions, increases or changes to the terms and conditions thereof), such security shall (without prejudice to any of the Obligors' other obligations under the Finance Documents), subject to the provisions of Clause 11.11 (Negative pledge) of this Guarantee and clause 13.7 (Negative pledge) of the Loan Agreement, be permitted provided that it shall not have an adverse effect on any Security Interests or other rights granted to the Secured Parties under the Finance Documents.

(c)

Until the occurrence of a Reinstatement Event, in respect of any new Financial Indebtedness (other than Permitted Financial Indebtedness), or any extensions, increases or changes to the terms and conditions of any existing Financial Indebtedness, in each case with or which has the support of any export credit agency, the Guarantor shall enter into good faith negotiations with the Agent to grant

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additional security for the purpose of further securing the Loan, provided that any failure to reach agreement under this paragraph (c) following such good faith negotiations shall not constitute an Event of Default."

(e)	Clause 11.19 (New capital raises or financing) shall be deleted and replaced as follows:
"(a)	Save as provided below, during the period up to and including the 2021 Deferral Final Repayment Date:
(i)	no new debt shall be raised and no new Financial Indebtedness shall be incurred by the Group (including, for the avoidance of doubt, inter-company loans);
(ii)	no non-arm's length disposals of any asset relating to the Group fleet shall be made; and
(iii)

no additional Security Interests securing existing Financial Indebtedness will be created or permitted to subsist by any Obligor (unless the Lenders benefit from this new security on a pari passu basis).

(b)	The restrictions in paragraph (a) above shall not apply in relation to:
(i)

any refinancing of any bond issuance of, or loan entered into by, the Group (A) which matures during such period or (B) where not maturing during such period, which shall be on terms resulting, when taken as a whole, in an improvement of the ability of the Obligors to meet their obligations under the Finance Documents, which terms include any of the following: an extension of the repayment terms; a decrease in the interest rate; or the conversion of such Financial Indebtedness from secured to unsecured or first to second priority;

(ii)	any debt provided prior to 31 December 2022 to provide the Group with crisis and/or recovery related funding in respect of the impact of the Covid-19 pandemic;
(iii)	any debt being raised on or after 31 December 2022 to support the Group with the impact of the Covid-19 pandemic made with the prior written consent of SACE;
(iv)

any debt being raised to finance any instalment of a cruise vessel already contracted for or contracted for during such period or any refurbishment, maintenance, upgrade or lengthening of a cruise ship during such period (including without limitation any costs incurred by the owner of a cruise ship in connection therewith);

(v)

any debt being raised to finance capital expenditure for projects which are already contracted for but in respect of which committed financing has not yet been obtained, and which, in each case has been (or will be) listed in the Information Package submitted to the Agent prior to the February 2021 Effective Date;

(vi)	any extension or renewal of revolving credit facilities, and made with the prior written consent of SACE if any additional security is to be granted;

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(vii)	any new debt otherwise agreed by SACE;
(viii)	any inter-company loan or operating arrangement which from an accounting perspective has the effect of an intercompany loan (an "intercompany arrangement") which:
(A)	is existing as at the date of the 2021 Amendment and Restatement Agreement;
(B)	is made among any Group members or any Group member with the Holding provided that:
(1)	any inter-company arrangement is made solely for the purpose of regulatory or Tax purposes carried out in the ordinary course of business and on an arm's length basis; and
(2)	the aggregate principal amount of any inter-company arrangements pursuant to this paragraph (B) does not exceed [*] Dollars ($[*]) at any time; or
(C)	has been approved with the prior written consent of SACE;
(ix)	any Permitted Security Interest;
(x)	any Security Interest otherwise approved with the prior written consent of SACE;
(xi)	any Financial Indebtedness incurred in the ordinary course of business which in the aggregate does not exceed USD [*] during any twelve-month period, it being provided that:
(A)	prior to 31 December 2022, this amount shall be increased to USD [*] for any Financial Indebtedness incurred to finance capital expenditure for Approved Projects; and
(B)

if any part of such Financial Indebtedness allocated to an Approved Project remains unused throughout the twelve-month period of year 2022, the surplus may be carried over to increase the relevant Financial Indebtedness throughout the twelve-month period of year 2023 for that Approved Project only;

(xii)

without prejudice to clause 13.10 (Mergers) of the Loan Agreement and Clause 11.13 (No merger etc.), the issuance of shares or limited liability company interests, as applicable, by any Group member to another Group member; and

(xiii)	any extension, renewal, replacement or upsizing in respect of the Term and Revolving Credit Facilities (including the granting of additional Security Interests),

and, for the avoidance of doubt, no debt or equity issuance shall be raised in respect of any form of merger, sub-division, amalgamation, restructuring, consolidation, winding-up, dissolution or anything analogous thereto or acquisition of any entity, shares or limited liability company interests or obligations of any corporation or other entity."

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(f)	In Clause 11.21 (Breach of new covenants or the Principles), sub-clause (b) shall be deleted and replaced as follows:
"(b)	Save as permitted by Clause 11.19 (New capital raises or financing), if at any time after the February 2021 Effective Date and until the occurrence of a Reinstatement Event:
(i)

the Guarantor or any other Group member enters into any financial contract or financial document relating to any Financial Indebtedness and which contains any debt deferral or covenant waivers of existing debt, or the raising of any new debt intended to reimburse existing debt that benefits from additional security or more favourable terms than those available to the Lenders (unless they are granted to the Lenders on a pari passu basis);

(A)

the requirement to comply with the covenant granted pursuant to clause 14 (Security Value Maintenance) of the Loan Agreement and the financial covenants set out in paragraphs (b) and (c) of Clause 11.15 (Financial Covenants) which was otherwise suspended until 31 December 2022 shall be reinstated;

(B)	the Deferral Commitments and the availability of the Deferral Tranches will be immediately cancelled; and
(C)

all or part of the Deferral Tranches, together with accrued interest, deferred costs pursuant to clause 6.4 (Deferred Costs) of the Loan Agreement and all other amounts accrued or outstanding under the Loan Agreement in connection with the Deferral Tranches will be immediately due and payable, (including, for the avoidance of doubt, any breakage costs pursuant to clause 20.2 (Breakage costs) of the Loan Agreement), it being provided that such covenants in sub-paragraph (A) above shall not be reinstated and such provisions in sub-paragraphs (B) and (C) above shall not be triggered in case of such financial contract or financial document relating to the Term and Revolving Credit Facilities;

(ii)

the Guarantor or any other Group member makes a prepayment (save for any mandatory prepayment necessary to avoid an event of default (however defined)) of any Financial Indebtedness (unless this is done on a pari passu basis with the obligations owed to the Lenders hereunder):

(A)

the requirement to comply with the covenant granted pursuant to clause 14 (Security Value Maintenance) of the Loan Agreement and the financial covenants set out in paragraphs (b) and (c) of Clause 11.15 (Financial Covenants) which was otherwise suspended until 31 December 2022 shall be reinstated; and

(B)	the Agent shall be entitled (acting on the instructions of the Lenders) to:
(1)	cancel the Deferral Commitments and the availability of the Deferral Tranches whereupon they shall immediately be cancelled; and

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(2)

declare that all or part of the Deferral Tranches, together with accrued interest, deferred costs pursuant to clause 6.4 (Deferred Costs) of the Loan Agreement and all other amounts accrued or outstanding under the Loan Agreement in connection with the Deferral Tranches will be immediately due and payable (including, for the avoidance of doubt, any breakage costs pursuant to clause 20.2 (Breakage costs) of the Loan Agreement), it being provided that such covenants in sub-paragraph (A) above shall not be reinstated and such provision in sub-paragraph (B) above shall not be triggered in case of a prepayment relating to the revolving tranche of the Term and Revolving Credit Facilities within the ordinary course of business."

and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly.

4.3	Guarantor confirmation

On the Effective Date the Guarantor confirms that:

(a)	its Guarantee extends to the obligations of the Borrower under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Facility Agreement); and
(c)	the Guarantee shall continue to be binding on each of the parties to it and have full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.
4.4	Holding confirmation

On the Effective Date, the Holding confirms that, notwithstanding the amendments made to the Finance Documents pursuant to this Agreement, the undertakings given by Holding under the Guarantee shall remain in full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.

4.5	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Security Interest created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Finance Documents to which they are a party);
(c)	the Security Interests created under the Finance Documents continue in full force and effect on the terms of the respective Finance Documents; and

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(d)	to the extent that this confirmation creates a new Security Interest, such Security Interest shall be on the terms of the Finance Documents in respect of which this confirmation is given.
4.6	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a)	in the case of the Facility Agreement, as amended and supplemented pursuant to Clause 4.1 (Specific amendments to the Facility Agreement);
(b)	in the case of the Guarantee, as amended and supplemented pursuant to Clause 4.2 (Specific Amendments to Guarantee);
(c)	the Facility Agreement and the applicable provisions of this Agreement will be read and construed as one document;
(d)	the Guarantee and the applicable provisions of this Agreement will be read and construed as one document; and
(e)	except to the extent expressly waived by the amendments effected by this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other default under the Finance Documents.
5	Further Assurance

Clause 13.19 (Further assurance) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

6	Costs, Expenses and Fees
(a)	Clause 11.6 (Transaction costs) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
(b)	The Borrower shall pay to each of (i) the Agent for its own account, (ii) the Agent (for the account of each Lender) and (iii) the SACE Agent (for the account of SACE) such fees in the amount and at the times specified in the relevant December 2021 Fee Letters.
7	Notices

Clause 32 (Notices) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9	Signing Electronically

The Parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the documents shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal

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effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the Parties' intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

10	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	Enforcement
11.1	Jurisdiction
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").
(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
11.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)	irrevocably appoints Hannaford Turner LLP, currently of 107 Cheapside, London, UK, EC2V 6DN as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and
(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Execution Pages

BORROWER

SIGNED by)/s/ Paul Turner

as attorney-in-fact)Paul Turner

for and on behalf of)

RIVIERA NEW BUILD, LLC )

GUARANTOR

SIGNED by)/s/ Paul Turner

duly authorised)Paul Turner

for and on behalf of)

NCL CORPORATION LTD. )

HOLDING

SIGNED by)/s/ Paul Turner

duly authorised)Paul Turner

for and on behalf of)

NORWEGIAN CRUISE LINE )

HOLDINGS LTD.)

CHARTERER

SIGNED by)/s/ Paul Turner

duly authorised)Paul Turner

for and on behalf of)

OCEANIA CRUISES S. DE R.L. )

SHAREHOLDER

SIGNED by)/s/ Paul Turner

duly authorised)Paul Turner

for and on behalf of)

OCEANIA CRUISES S. DE R.L. )

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LENDERS

SIGNED by)/s/ Alice Halpin

duly authorised )Alice Halpin

for and on behalf of)Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK )

SIGNED by )/s/ Alice Halpin

duly authorised )Alice Halpin

for and on behalf of)Attorney-in-fact

SOCIÉTÉ GÉNÉRALE )

SIGNED by )/s/ Alice Halpin

duly authorised )Alice Halpin

for and on behalf of)Attorney-in-fact

DEKABANK DEUTSCHE GIROZENTRALE )

MANDATED LEAD ARRANGERS

SIGNED by )/s/ Alice Halpin

duly authorised )Alice Halpin

for and on behalf of)Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK )

SIGNED by )/s/ Alice Halpin

duly authorised )Alice Halpin

for and on behalf of)Attorney-in-fact

SOCIÉTÉ GÉNÉRALE )

AGENT

SIGNED by )/s/ Alice Halpin

duly authorised )Alice Halpin

for and on behalf of)Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )

SACE AGENT

SIGNED by )/s/ Alice Halpin

duly authorised )Alice Halpin

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for and on behalf of)Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )